January 25, 2023

Q3 ALL-SEASON SECTOR ROTATION FUND

A Series of Ultimus Managers Trust

Supplement to the Summary Prospectus and Prospectus

each dated March 30, 2022, as supplemented on April 8, 2022, May 3, 2022, July 26, 2022, and September 21, 2022 and the Statement of Additional Information dated March 30, 2022, as supplemented on May 3, 2022, July 26, 2022, and September 21, 2022

This supplement updates certain information in the Summary Prospectus, statutory Prospectus and the Statement of Additional Information (the “SAI”) of the Q3 All-Weather Sector Rotation Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”). For more information or to obtain a copy of the Summary Prospectus, Prospectus, or the SAI, free of charge, please contact the Fund at 1-855-784-2399.

On January 19, 2022 the Trust’s Board of Trustees (the “Board”) approved the following changes to the name, the investment objective and the investment strategy of the Fund, which changes are expected to take effect on or about March 30, 2022:

  The name of the Fund will be changed to the Q3 All-Season Systematic Opportunities Fund.
  The investment objective will be changed to reflect that the Fund will seek to achieve capital appreciation.
  The investment strategy will be revised to reflect the Fund’s use of a different strategy, as described in the revised Prospectus and SAI.

Notice is hereby provided to shareholders of the Fund that the foregoing changes are anticipated to take effect on or about March 30, 2023.

Each of these changes will be reflected in a Summary Prospectus, statutory Prospectus and SAI dated on or about March 30, 2023. A revised Summary Prospectus, which incorporates the foregoing changes, will be provided to shareholders of the Fund once these changes go into effect. Copies of the preliminary statutory prospectus (“Preliminary Prospectus”) and SAI will be filed with the Securities and Exchange Commission (“SEC”) and will reflect the foregoing changes, which will be publicly available on the SEC’s website. The information in the Preliminary Prospectus and SAI is not complete and may be changed.

Investors Should Retain this Supplement for Future Reference